UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2007 (December 21, 2007)

INNOVATIVE CARD TECHNOLOGIES, INC.
(Exact name of Registrant as specified in charter)

Delaware	000-51260	90-0249676
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10880 Wilshire Boulevard, Suite 950 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 312-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 8.01 OTHER EVENTS

At the Annual Meeting of Shareholders of Innovative Card Technologies, Inc. (the "Company") held on December 21, 2007, shareholders elected the following persons to serve as directors until the 2008 Annual Meeting of Shareholders:

•	Donald Joyce

•	W. Robert Ramsdell

•	Maoshing Ni

•	Richard Nathan

•	Scott V. Ogilvie

•	Harry L. Tredennick III

In addition, shareholders ratified the appointment of Singer Lewak Greenbaum & Goldstein LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2007, and approved the following proposals:

•	An amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock which the Company is authorized to issue from 50,000,000 to 75,000,000 shares;

•	An amendment to the Company’s 2004 Stock Incentive Plan to increase the number of shares authorized under the plan by 14,500 shares from 2,215,000 to 2,229,500; and

•	Adoption of the Company’s 2007 Equity Incentive Plan, that provides for the issuance of up to 4,000,000 shares of common stock and related stock awards.

At a Board of Directors meeting following the annual meeting, the following committee assignments were made:

•	Nominating & Corporate Governance - D. Joyce chairman; S. Ogilvie, and N. Maoshing
•	Audit Committee - S. Ogilvie chairman; R. Nathan and W. Ramsdell
•	Compensation Committee - W. Ramsdell chairman; H. Tredennick, S. Ogilvie

On December 26, 2007, the Company issued a press release announcing the results of the Annual Shareholders’ Meeting. A copy of the press release is incorporated by reference and filed as Exhibit 99.1 to this report.

Based on the press release announcing these results, The Nasdaq Stock Market notified the Company that it now complies with the independent director and audit committee requirements for continued listing on the The Nasdaq Capital Market. A copy of this notice is filed as Exhibit 99.2 to this report.

Item 9.01	Financial Statements and Exhibits

Exhibit No	Item
99.1	Press Release of Innovative Card Technologies, Inc. dated December 26, 2007
99.2	Compliance Notification from the Nasdaq Stock Market dated December 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovative Card Technologies, Inc. (Registrant)

Date December 26, 2007	By:	/s/ Charles Caporale
Name Charles Caporale
Title: Chief Financial Officer